SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 19, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2320 Scientific Park Drive Wilmington, North Carolina 28405

(Address of Principal Executive Offices) (Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are filed as part of this report:

99.1 – Press Release of aaiPharma Inc. dated February 19, 2004.

Item 9.	Regulation FD Disclosure.

         On February 19, 2004, aaiPharma Inc. issued a press release regarding its receipt of approval by the U.S. Food and Drug Administration (FDA) for its New Drug Application (NDA) for M.V.I. Adult™ (Multi-Vitamin Infusion), Pharmacy Bulk Package, which release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         Note: Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2004

aaiPharma Inc.

	By:	/s/ Albert N. Cavagnaro

Albert N. Cavagnaro, Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release of aaiPharma Inc. dated February 19, 2004

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